August 2021 siriuspt.com A TOP 20 STRONGLY CAPITALIZED AND WELL POSITIONED GLOBAL (RE)INSURER Top 20 Global (re)insurer per S&P Global’s 2020 Global Reinsurance Highlights;

DISCLAIMER For informational purposes only 2 Forward‐ Looking Statements We make statements in this presentation that are “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions you that the forward‐looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward‐ looking information contained in this press release. In addition, forward‐looking statements generally can be identified by the use of forward‐looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward‐looking statements are the following: the costs, expense and difficulties of the integration of the operations of Sirius International Insurance Group, Ltd.; the impact of the novel coronavirus (COVID‐19) pandemic or other unpredictable catastrophic events; fluctuations in our results of operations; a downgrade or withdrawal of our financial ratings; inadequacy of loss and loss adjustment expenses reserves; the effects of global climate change; periods characterized by excess underwriting capacity and unfavorable premium rates; reduced returns or losses in SiriusPoint’s investment portfolio; adverse changes in interest rates, foreign currency exchange rates, equity markets, debt markets or market volatility; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; SiriusPoint’s significant deferred tax assets, which could become devalued if either SiriusPoint does not generate sufficient future taxable income or applicable corporate tax rates are reduced; the lack of availability of capital; future strategic transactions such as acquisitions, dispositions, mergers, investments or joint ventures; technology breaches; our concentrated exposure in Third Point Enhanced LP (the “TP Enhanced Fund”) whose investment strategy may bear substantial investment risks; conflicts of interest among various members of TP Enhanced Fund, Third Point LLC and SiriusPoint; and other risks and uncertainties listed in the Company's Quarterly Report on Form 10‐Q for the quarters ended March 31, 2021 and June 30, 2021, and any subsequent reports filed with the Securities and Exchange Commission. All forward‐looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward‐looking statements, whether as a result of new information, future events or otherwise.. Non‐GAAP Financial Measures This presentation may also contain non‐GAAP financial information. SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period‐to‐period comparisons. Book value per share metrics are non‐GAAP financial measures, and there are no comparable GAAP measures. We believe that long‐term growth in book value per share is an important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

CONTENTS For informational purposes only 3 4 SIRIUSPOINT: A STRONG GLOBAL  REINSURER 5 ACCOMPLISHED SENIOR MANAGEMENT TEAM 6 PROVENMANAGEMENT TEAM WITH SHARED VALUES 13 SIRIUSPOINT LTD. ISSUED CAPITAL  INSTRUMENTS AS AT JUNE 30, 2021  8 SIRIUSPOINT PLATFORM UNDERWRITING CAPABILITIES,  GEOGRAPHIC FOOTPRINT AND  PRODUCT OFFERINGS 9 BUSINESS SEGMENTS 10 SIRIUSPOINT INVESTMENT PORTFOLIO 7 OVERVIEW OF SIRIUSPOINT: KEY HIGHLIGHTS 11 GROWING OUR BUSINESS AND  ADDING VALUE APPENDIX

SIRIUSPOINT: A STRONG GLOBAL (RE)INSURER For informational purposes only 4 STRATEGIC RENEWAL Third Point Reinsurance Ltd.’s (“TPRe”) merger with Sirius  International Insurance Group, Ltd. (“Sirius”) has created a diversified  company with an attractive business profile backed by a strong  balance sheet  Transformational transaction which has created a global, diversified (re)  insurance franchise with presence across A&H, property, liability and  specialty lines  Enhanced scale and underwriting capabilities, well‐positioned for  profitable growth  Reconstituted strategic partnership with Third Point LLC, with the  continuation of strong investment returns  Strong capitalization with further ability to reposition risk profile  Proven management team with focus on underwriting profitability  CMIH, previously Sirius’ majority shareholder, owns 34% of SiriusPoint, with a 9.9% voting cap1 Note: (1) Does not include potential impact of dilutive instruments.

EXECUTIVE LEADERSHIP TEAM 5 Monica Cramér Manhem President, International Reinsurance Vievette Henry Chief People Officer Prashanth Gangu Chief Operating Officer and President,  Insurance and Services SEGMENT LEADERS

PROVEN MANAGEMENT TEAM WITH SHARED VALUES For informational purposes only 6 The SiriusPoint Board is comprised of individuals with  deep industry and business experience, including two new  appointments which were announced upon the closing of  the merger.  • Franklin (Tad) Montross, the former Chairman and Chief  Executive Officer of General Reinsurance, who brings 43  years of experience in the (re)insurance industry to the  SiriusPoint board • Sharon M. Ludlow, a seasoned C‐suite executive and  corporate director, with more than 25 years of  experience in the Life and Health, and Property and  Casualty re‐insurance industries. During the course of  her career, Ms. Ludlow served as President and CEO of  the Canadian operations of Swiss Re and as President of  Aviva Insurance Company of Canada Significant global underwriting talent:  • Nick Campbell, Global Head of Specialty • Patrick Chamberland, EVP International Reinsurance • Stuart Liddell, Global President of Accident & Health • Jan Onselius, Chief Underwriting Officer,  International Reinsurance  • Ian Sawyer, Global Head of Casualty  • Warren Trace, Head of US and Canada  • Tim Mardon, Global Head of Property Reinsurance

A- AM Best A- S&P A- Fitch Financial strength ratings $3 Billion Total GAAP capital1 $7 Billion Total investments  & cash 2 $2.3 Billion Gross premiums written 3 Clients in nearly 150 countries 8,000 Treaties & Accounts 20 Global underwriting &  representative offices Top 20 Global (re)insurer 4 ~1,000 Employees  (including MGUs)5 OVERVIEW OF SIRIUSPOINT: KEY HIGHLIGHTS For informational purposes only 7 Note: Information is accurate as at June 30 2021 unless otherwise indicated. (1) Total GAAP capital includes common and preferred equity, and debt; (2) Including restricted cash, (3) Proforma data as of  December 31 2020, (4) Top 20 Global (re)insurer per S&P Global’s 2020 Global Reinsurance Highlights; (5) International Medical Group and ArmadaCorp Capital

SIRIUSPOINT PLATFORM UNDERWRITING CAPABILITIES, GEOGRAPHIC FOOTPRINT AND PRODUCT OFFERINGS

(Re)insurance franchise

- Long-standing relationships and track record of underwriting profitability
- Diverse businesses, scalable with larger underwriting platform

US specialty business growth

- Proven teams
- Data-enabled small-commercial business

Accident & Health vertical platform

- Decades of market leadership and performance
- Two in-house MGUs
- Sticky relationships with MGUs that are profit-aligned with SiriusPoint
- Unique opportunities for growth



TORONTO
NEW YORK, NY
INDIANAPOLIS, IN
GLASTONBURY, CT
BERWYN, PA
BALTIMORE, MD
BERMUDA
SAN FRANCISCO, CA
MIAMI, FL
STOCKHOLM
LONDON
CARDIFF
HAMBURG
LIÈGE
ZURICH
SINGAPORE

SIRIUS EXPANDS:
UNDERWRITING CAPABILITIES
GEOGRAPHIC FOOTPRINT
PRODUCT OFFERINGS

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BUSINESS SEGMENTS 9 Accident & Health Insurance and Reinsurance Underwriting A&H insurance, as well as medical, travel and personal accident reinsurance International Medical Group, Inc. (“IMG”) full‐service global health and travel insurance, and assistance ArmadaCorp Capital, LLC (“Armada”) U.S. supplemental medical insurance Specialty Aviation & Space aviation operations and satellite insurance Marine & Energy marine reinsurance and yacht insurance Credit short‐term commercial credit and bond reinsurance Contingency event cancellation and non‐appearance Casualty cross section of all casualty lines including general liability, umbrella, auto, workers  compensation, professional liability and others Environmental insurance for pollution coverage Mortgage mortgage reinsurance & retrocession  Property Property Catastrophe Excess Reinsurance covers losses from catastrophic events Agriculture Reinsurance reinsurance coverage for Gov’t‐sponsored multi‐peril crop insurance Property Risk and Pro Rata Runoff & Other

SIRIUSPOINT INVESTMENT PORTFOLIO



25%
35%
40%

- Risk Assests [1]
- Fixed Income and Cash & Cash Equivalents [2]
- Collateral Assets [3]

- Total return investment strategy
- Investment portfolio heavily weighted towards traditional fixed income, cash, and cash equivalents to support regulatory collateral requirements
- Strong partnership with Third Point LLC with positions in their long/short equity, credit, and venture funds
- Strategic investments in InsurTech companies

Note (1) . Risk Assets includes TP Enhanced, TP Venture, Strategic Investments and SG Legacy Alternatives (results inclusive of PGAAP adjustment of -$20m). (2) Fixed Income and Cash & Cash Equivalent includes debt securities and unrestricted cash and cash equivalents. (3) Collateral Assets includes restricted securities and restricted cash and cash equivalents

For informational purposes only 10

Transitioning to a Specialty (Re)insurer Attracting experienced talent Expanding into higher margin business lines Improving profitability Capital markets expertise to drive value via strategic  partnerships Best‐in‐class investment   manager Designed to deliver attractive   risk adjusted returns VISION: TO GROW OUR BUSINESS, CREATE VALUE AND POSITIVELY IMPACT A CHANGING WORLD BY BEING THE MOST ADAPTIVE (RE)INSURER IN THE MARKET GROWING OUR BUSINESS AND CREATING VALUE For informational purposes only 11

PRESENTATION TITLE OES HERE APPENDIX 12For informational purposes only

SIRIUSPOINT LTD. ISSUED CAPITAL INSTRUMENTS

as of June 30, 2021

Instrument	Number Outstanding (millions)	Face Amount ($, millions)	Maturity	Rating	Listing	2Q FV Change ($, millions)	2Q Ending FV ($, millions)
Basic common shares	158[1]	-	-	-	NYSE - ticker **SPNT**	-	-
Contingent value rights	5	-	2/26/2023	-	OTCQX - ticker **SSPCF**	($4.1)	$22.9
Upside rights	-	Shares equal to $100	2/26/2022	-	-	($4.9)	$1.6
Warrants	21	-	2/26/2026	-	Pink Sheet - ticker **SSPFF**	($3.0)	$50.4
Preference shares - Series A	12	-	2/26/2024	-	-	($2.4)	$38.4
Preference shares - Series B	8	$200	Perpetual NC5	BB+ (S&P, Fitch)	NYSE - ticker **SPNT-PB**	-	-
SEK-denominated sub debt	-	SEK 2,750	2047	BB+ (S&P, Fitch)	Irish Stock Exchange	-	-
Sirius senior debt	-	$400	2026	BBB (S&P), BBB- (Fitch)	Bermuda Stock Exchange	-	-
TPRe senior debt	-	$115	2025	BBB- (AMB)	OTCQX - **SPNT/25**	-	-
Subtotal						**($14.5)**	**$113.3**
Sirius Group private warrants	4	-	11/5/2023	-	-	($1.0)	$6.3
Sirius public warrants	4	-	10/27/2023	-	-	-	$2.6
Total						**($15.5)**	**$122.2**

Notes: [1] Excludes unvested restricted shares. [2] In relation only to the warrants issued as consideration.

Summary terms only presented here. For the full terms and conditions of each of the above securities, please see SiriusPoint's final joint proxy statement / prospectus, filed on October 23, 2020, and our other SEC filings, which can be found in the Investor Relations section of www.siriuspt.com. For the full terms and conditions of Sirius Group's sub-debt and senior-debt, please see Sirius Group's historical SEC filings.

For informational purposes only 13

For information purposes only THANK YOU